Exhibit 4.8

Agreement No. ADT: 01454/22
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.
Confidential portions of this Exhibit are designated by [*****]

13TH AMENDMENT TO THE EQUIPMENT SUPPLY AGREEMENT Entered into on June 26, 2014.

NET+PHONE TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Avenida Caminho do Mar, No. 3.115, Bloco C, Pavimento Superior, Parte A, City of São Bernardo do Campo, State of São Paulo, enrolled with the National Corporate Taxpayers’ Registry of the Ministry of Finance (“CNPJ/MF”) under No. [*****], herein represented pursuant to its Bylaws, hereinafter referred to as “CLIENT 1”;
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A., corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, Parte A, City of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”, and jointly with CLIENT 1, as “CLIENTS”;
TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA., limited liability company, headquartered at Rua Santa Mônica, No. 281, Bloco A, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TRANSIRE SERVIÇOS”;
TEC TOY S.A., corporation, headquartered at Avenida Buriti, 3,149, Distrito Industrial I, City of Manaus, State of Amazonas, Postal Code 69075-000, enrolled with CNPJ/MF under No. 22.770.366/0001-82, with branch at Rua Santa Mônica, 281, Bloco D, Parque Industrial San Jose, City of Cotia, State of São Paulo, Postal Code 06715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “TEC TOY”.
VICTUM SERVIÇOS S.A., private corporation, headquartered at Rua Santa Mônica, No. 281, Bloco E, Parque Industrial San José, City of Cotia, State of São Paulo, Postal Code 06.715- 865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “VICTUM”; TRANSIRE SERVIÇOS, TECTOY and VICTUM are jointly referred to as SERVICE PROVIDERS or SUPPLIERS.
CLIENT 1, CLIENT 2, TRANSIRE SERVIÇOS, TEC TOY and VICTUM are hereinafter individually referred to as “Party” and jointly as “Parties”.

WHEREAS:
(i)The Parties executed the Equipment Supply Agreement (“Agreement”) as of June 26, 2014, with subsequent amendments on October 21, 2014; July 3, 2015; October 8, 2015; May 20, 2016; December 9, 2016; February 6, 2017; August 25, 2017; November 5, 2019; October 1, 2020; July 20, 2021; March 18, 2022; and May 16, 2022;
(ii)The Parties wish to adjust the prices applied to the Equipment Maintenance Services included in the Agreement and previously mentioned in the 10th Amendment to the Equipment Supply Agreement.
The Parties have decided to enter into this 13th Amendment to the Equipment Supply Agreement (“Amendment”), pursuant to the following terms and conditions:

Agreement No. ADT: 01454/22

1.AMENDMENTS
1.1.The Parties agree to adjust the prices charged for the Equipment maintenance services, replacing the chart in section 2.1 of Exhibit I of the Agreement, previously adjusted by the 10th Amendment to the Equipment Supply Agreement, with the chart below:

Model	Price (R$)
D150	[*****]
D175-BT	[*****]
D180	[*****]
D177	[*****]
D155	[*****]
D200 WIFI	[*****]
D175-2G	[*****]
D188-2G	[*****]
D190-2G	[*****]
D195-3G	[*****]
S920	[*****]
Q60	[*****]
Q92	[*****]
A50	[*****]
A930 - S/C	[*****]
A930 - C/C	[*****]
P2	[*****]
P2 - with LCD	[*****]
M30 - Cosmetic and Misuse	[*****]
M30 - Maintenance*	[*****]
SK800 - Labor **	[*****]
Assumptions:
•[*****]warranty after maintenance only for Equipment or pursuant to specific terms agreed between the Parties;
•Repair period (SLA): As provided in the Agreement;
•The manufacturer shall bear all operational costs in the event of epidemic defect, provided that its responsibility is proven, otherwise, the CLIENT shall bear the costs.
•Billing within [*****] days after the invoice is issued.
1.2.The Parties agree that the Equipment repair/maintenance services may be delayed due to proven external factors outside the control of the SUPPLIERS, and in these events, no penalties are applicable to the SUPPLIERS.
1.3.In conclusion, it is hereby agreed that the billing for the Equipment Maintenance services shall be performed by TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA. or VICTUM SERVIÇOS S.A., and their information detailed below:

Corporate Name:	TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA.
Doing Business As:	TRANSIRE SERVIÇOS
Address:	Rua Santa Mônica, n° 281, Bloco A, City of Cotia, State of São Paulo, CEP 06.715-865
Phone:	[*****]

Agreement No. ADT: 01454/22

Corporate Taxpayers’ Registry # (“CNPJ”):	[*****]
State Registry Enrollment:	[*****]
Corporate Name:	VICTUM SERVIÇOS S.A.
Address:	Rua Santa Mônica, n° 281, Bloco E, City of Cotia, State of São Paulo, CEP 06.715-865
Phone:	[*****]
Corporate Taxpayers’ Registry # (“CNPJ”):	[*****]

2.RETROACTIVITY
2.1.This Amendment Instrument is executed on the date hereof, however, its effects shall relate back to the date of January 1, 2022, when the Parties had oral understandings concerning its purpose.
3.RATIFICATION
3.1.The Parties ratify all other terms and conditions of the Agreement, making it clear that the terms and clauses that have not been expressly changed by this Instrument shall remain unchanged and fully effective.
In witness whereof, the Parties execute this instrument in the electronic form, and such Parties, together with their Witnesses, acknowledge that electronic, digital, and computerized signatures are valid and fully effective, constituting instrument enforceable out-of-court for all legal purposes, even if it such signatures or certifications are not under ICP-Brazil standards, pursuant to the provisions in paragraphs of Article 10 of the Provisional Presidential Decree No. 2,200/2001 in force in Brazil. Therefore, this Agreement, as well as the Proposals, their exhibits and amendments may be executed through such means.

São Paulo, May 23, 2022.

NET+PHONE TELECOMUNICAÇÕES LTDA.

PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A.

TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA.	TEC TOY S.A.

VICTUM SERVIÇOS S.A.

Agreement No. ADT: 01454/22
Witnesses:

1.	2.
Name: Klaus Gottsfritz	Name: Clayton Xavier Ribeiro
CPF: [*****]	CPF: [*****]

[*****] Confidential information redacted

[*****] Confidential information redacted

Completion Certificate
Envelope ID: CC8464D891424D71AC39B3EE7BC9BCA2		Status:
Completed Subject: DocuSign: PAX - ADT1454-22 - 13o Aditamento ao Contrato de Fornecimento de Equipamentos
(Valore...
Source Envelope:
Document Pages: 7	Signatures: 10	Envelope Sent by:
Certificate Pages: 6	Initials: 6	Fabiana Algaves
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384
Enveloped Stamping (ID Stamping): Enabled		SP, 01452-002
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		[*****] Endereço IP:
[*****]

Record Tracking
Status: Original	Holder: Fabiana Algaves	Location: DocuSign
5/23/2022 7:53:40 AM	[*****]

Signer Events	Signature	Timestamp
Paulo Rodrigo Dantas de Carvalho Dias		Sent: 5/23/2022 8:06:17 AM
[*****]		Viewed: 5/23/2022 10:07:00 AM
LAWYER UNIVERSO		Signed: 5/23/2022 10:07:18 AM
ONLINE SA	Signature adoption: Signature image loaded
Security Level: E-mail, Account Authentication	Signed through URL link sent to [*****] Using
(None)	IP Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign
Aline Marins dos Santos		Sent: 5/23/2022 10:07:22 AM
[*****]		Viewed: 5/23/2022 10:11:35 AM
Security Level: E-mail, Account Authentication		Signed: 5/23/2022 10:11:49 AM
(None)	Signature adoption: Pre-set style Signed
through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 10:25:58 AM
ID: 7731200d-8e7c-4852-a15e-1b035ede93a6
Clayton Xavier Ribeiro		Sent: 5/23/2022 10:11:52 AM
[*****]		Viewed: 5/23/2022 11:17:42 AM
Security Level: E-mail, Account Authentication		Signed: 5/23/2022 11:19:23 AM
(None)	Signature adoption: Pre-set style Signed
through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 8/13/2018 6:54:30 AM
ID: 9622694a-9bac-44d8-a450-0457f6aaa8ae

Signer Events	Signature	Timestamp
Klaus Gottsfritz [*****]		Sent: 5/23/2022 10:11:52 AM
Security Level: E-mail, Account Authentication		Viewed: 5/23/2022 11:25:04 AM
(None)		Signed: 5/23/2022 11:25:29 AM
Signature adoption: Pre-set style Signed
through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 4/5/2021 4:24:51 AM
ID: 85460f95-41f4-4a0f-b597-3d875eb0985b
Paulo Gasparo [*****]		Sent: 5/23/2022 11:25:32 AM
DIRECTOR		Viewed: 5/23/2022 11:31:47 AM
Security Level: E-mail, Account Authentication		Signed: 5/23/2022 11:32:04 AM
(None)	Signature established by: Pre-set style
Signed through URL link sent to
[*****] Using IP Address:
[*****]

Electronic Record and Signature Disclosure:
Accepted: 5/23/2022 11:31:47 AM
ID: 71277efd-4be7-4ca8-b0c9-e38cf8e75ea2
Tiago Cabral		Sent: 5/23/2022 11:25:32 AM
[*****]		Viewed: 5/23/2022 11:29:07 AM
Commercial Services		Signed: 5/23/2022 11:29:19 AM
Officer
Security Level: E-mail, Account Authentication
(None)	Signature established by: Pre-set style
Signed through URL link sent to
[*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 8/14/2020 10:54:21 AM
ID: 338646ed-b76b-4afa-9d52-db37c34f2730
Valdeni Rodrigues de Novaes		Sent: 5/23/2022 11:25:32 AM
[*****] CEO		Viewed: 5/23/2022 11:26:04 AM
Security Level: E-mail, Account Authentication		Signed: 5/23/2022 11:26:41 AM
(None)	Signature established by: Pre-set style
Signed through URL link sent to
[*****] Using IP Address:
[*****]

Electronic Record and Signature Disclosure:
Accepted: 5/23/2022 11:26:04 AM
ID: 85c16498-210e-45b2-a5f1-a5aa3a9ab798

Signer Events	Signature	Timestamp
Artur Gaulke Schunck		Sent: 5/23/2022 11:32:07 AM
[*****] Chief		Viewed: 5/23/2022 11:46:04 AM
Financial Officer		Signed: 5/23/2022 11:46:10 AM
Security Level: E-mail, Account Authentication
(None)		Signature established by: Pre-set style
Signed through URL link sent to
Using IP Address: [*****]
[*****]

Electronic Record and Signature Disclosure:
Accepted: 11/24/2020 12:09:02 PM
ID: 5a4c0fb4-f25d-4d6c-9dd3-5f36b01ffbcc
Leandro Roberto Rodrigues		Sent: 5/23/2022 11:32:07 AM
[*****]Treasury Officer		Viewed: 5/23/2022 11:33:32 AM
Pagseguro		Signed: 5/23/2022 11:33:42 AM
Security Level: E-mail, Account Authentication
(None)		Signature adoption: Pre-set style Signed
through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 3/9/2020 11:29:35 AM
ID: ac22b8b7-eedc-429b-bf34-d62fde41d54f
Renato Bertozzo Duarte		Sent: 5/23/2022 11:32:08 AM
[*****]		Viewed: 5/23/2022 11:34:47 AM
HEAD OF UNIVERSO		Signed: 5/23/2022 11:34:55 AM
ONLINE LEGAL		Signature adoption: Signature image loaded
DEPARTMENT		Signed through URL link sent to [*****]
Security Level: E-mail, Account Authentication	Using IP Address: [*****]
(None)

Electronic Record and Signature Disclosure:
Not offered via DocuSign

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp

Envelope sent	Hashed/Encrypted	5/23/2022 08:06:17 AM

Certified delivery	Security checked	5/23/2022 11:34:47 AM

Signature completed	Security checked	5/23/2022 11:34:55 AM

Completed	Security checked	5/23/2022 11:46:10 AM

Payment Events	Status	Timestamp

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 2/7/2018 5:43:37 AM
Parties agreed to: Aline Marins dos Santos, Clayton Xavier Ribeiro, Klaus Gottsfritz, Paulo Gasparo, Tiago Cabral, Valdeni Rodrigues de Novaes, Artur Gaulke S
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